 EXHIBIT 10.4

TENTH AMENDMENT TO

FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

THIS TENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated as of February 27, 2015, is by and among ROYAL HAWAIIAN ORCHARDS, L.P., a Delaware limited partnership formerly known as ML MACADAMIA ORCHARDS, L.P., and ROYAL HAWAIIAN RESOURCES, INC., a Hawaii corporation formerly known as ML RESOURCES, INC. (collectively, “Borrower”), and AMERICAN AGCREDIT, PCA (“Lender”) with respect to the following facts:

RECITALS

A.     Borrower and Lender entered into a Fourth Amended and Restated Credit Agreement dated as of July 15, 2010 providing Borrower with certain financial accommodations (the “Original Agreement”). The Original Agreement was amended by that First Amendment to Fourth Amended and Restated Credit Agreement dated March 7, 2011 (the “First Amendment”), by that Second Amendment to Fourth Amended and Restated Credit Agreement dated July 12, 2012 (the “Second Amendment”), that Third Amendment to Fourth Amended and Restated Credit Agreement dated August 27, 2013 (the “Third Amendment”), that Fourth Amendment to Fourth Amended and Restated Credit Agreement dated December 26, 2013 (the “Fourth Amendment”), that Fifth Amendment to Fourth Amended and Restated Credit Agreement dated April 23, 2014 (the “Fifth Amendment”), that Sixth Amendment to Fourth Amended and Restated Credit Agreement dated July 31, 2014 (the “Sixth Amendment”), that Seventh Amendment to Fourth Amended and Restated Credit Agreement dated September 30, 2014 (the “Seventh Amendment”), that Eighth Amendment to Fourth Amended and Restated Credit Agreement dated December 15, 2014 (the “Eighth Amendment”) and that Ninth Amendment to Fourth Amended and Restated Credit Agreement dated January 30, 2015 (the “Ninth Amendment”). The Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment shall hereinafter be collectively referred to as the “Credit Agreement.”

B.     Borrower has requested that Lender change the Revolving Loan Maturity Date from March 3, 2015 to March 31, 2015, and to waive compliance with Section 8.12(a) of the Credit Agreement for the fiscal year ending December 31, 2014.

C.     Lender is willing to grant Borrower’s request upon the terms and conditions set forth herein below.

NOW, THEREFORE, taking the forgoing Recitals into account, and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties agree as follows:

1. Definitions; References; Interpretation.

(a)     Unless otherwise specifically defined herein, each term used herein (including the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Agreement.

(b)     Each reference to "this Amendment", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Agreement and each reference to "the Agreement" or "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after February 27, 2015, refer to the Credit Agreement as amended hereby.

2. Change in Maturity Date. Lender hereby deletes the definition of Maturity Date in the Credit Agreement in its entirety and replaces it with the following:

“Maturity Date” means with respect to the Revolving Loan Promissory Note, March 31, 2015 (“Revolving Loan Maturity Date”), and with respect to the 2010 Term Loan Promissory Note, July 1, 2020 (“2010 Term Loan Maturity Date”).

3. Waiver. Lender hereby waives compliance with Section 8.12(a) of the Credit Agreement for the fiscal year ending December 31, 2014. Except as waived herein the terms of Section 8.12(a) of the Credit Agreement shall remain in full force and effect.

4. Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)     Lender shall have received from Borrower a duly executed original of this Amendment and a duly executed original of the Thirteenth Amendment to Revolving Loan Promissory Note.

(b) There shall have been no material adverse change in the business, condition (financial or otherwise), operations, performance, or properties of the Borrower.

(c) No event shall have occurred that may be or with the passage of time may be considered an Event of Default as defined in the Credit Agreement.

(d) All of the representations and warranties contained in the Credit Agreement shall continue to be true and correct and remain in full force and effect as of the date of this Amendment.

5. Continuing Validity.     Except as expressly modified herein, the terms of the original Agreement and all other related loan documents remain unchanged and in full force and effect. Consent by the Lender to the changes described herein does not waive Lenders’ right to strict performance of the terms and conditions contained in the Credit Agreement as amended. Nothing in this Amendment will constitute a satisfaction of the Indebtedness. It is the Lender’s intention to retain as liable parties all makers, guarantors, endorsers of the original Indebtedness, unless Lender expressly releases such party in writing. The Term Loan (which includes the 2010 Term Loan) (or any other instrument not expressly noted as affected hereby) is not affected by these presents.

6. Security Remains In Effect. All instruments of security (“Security Instruments”), remain in full force and effect and secure all obligations of Borrower, as affected by these presents, including without limitation that Mortgage, Security Agreement, Financing Statement And Assignment Of Rents dated January 8, 2009, recorded in the Bureau of Conveyances of the State of Hawaii on January 14, 2009, as Document No. 2009-004913, and filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No. 3818975 and noted on Transfer Certificate of Title No. 283473, 337743, 337744, 510502, 589117, and 473851, as additionally charged and amended by that Additional Charge To And Amendment Of Mortgage, Security Agreement, Financing Statement And Assignment Of Rents effective June 30, 2009, recorded as aforesaid as Document No. 2009-103496 through 2009-103497 and filed as aforesaid as Document No. 3875709 through 3876710 and noted on the aforesaid Transfer Certificates of Title, and as additionally charged and amended by that Additional Charge to and Amendment of Mortgage, Security Agreement, Financing Statement and Assignment of Rents made effective on July 15, 2010, recorded in the Bureau of Conveyances of the State of Hawaii on August 6, 2010, as Document No. 2010-0113108, and filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No. 3986961 and noted on the aforesaid Transfer Certificates of Title, and as additionally charged and amended by that Additional Charge to and Amendment of Mortgage, Security Agreement, Financing Statement and Assignment of Rents made effective on August 29, 2013, recorded in the Bureau of Conveyances of the State of Hawaii on September 26, 2013, as Document No. 201340533-S, and filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No. T-8669165A thru T-8669165B, and a security agreement dated May 1, 2000, an supplement thereto dated May 1, 2004, a second supplement thereto dated July 8, 2008, a third supplement thereto dated June 30, 2009, and a fourth supplement thereto dated July 15, 2010, and the financing statement(s) recorded as aforesaid as Document No(s). 2000-059003 and 2010-113110. These presents do not and shall not affect the priority of any of the Security Instruments. These presents are made as a part of the same transaction(s) as the transaction(s) evidenced by the instruments heretofore recited in these presents. Borrower jointly and severally re-affirm(s) all of Borrower’s obligations to Lender whether as set forth in this writing or in any other writing or otherwise (and whether as a borrower, mortgagor, debtor, or otherwise).

7. Miscellaneous.

(a)     The Borrower acknowledges and agrees that the execution and delivery by Lender of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar amendments or waivers under the same or similar circumstances in the future.

(b)     This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

(c)     This Amendment shall be governed by and construed in accordance with the laws of the State of California, provided that the Lender shall retain all rights arising under federal law.

(d)     This Amendment may be executed in counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Lender of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower with the same force and effect as the delivery of a hard copy original. Any failure of the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

(e)     This Amendment contains the entire agreement of the parties hereto with reference to the matters discussed herein.

(f)     If any term or provision of this Amendment shall be deemed prohibited or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Documents.

IN WITNESS WHEREOF the parties have signed this Amendment as of the date first above written.

BORROWER:

ROYAL HAWAIIAN ORCHARDS, L.P., a Delaware limited partnership formerly known as ML MACADAMIA ORCHARDS, L.P.

By: Royal Hawaiian Resources, Inc., a Hawaii corporation

formerly known as ML Resources, Inc., its managing general partner

By:	/s/ Scott Wallace

Name:	Scott Wallace

Title:	President, CEO

ROYAL HAWAIIAN RESOURCES, INC., a Hawaii corporation

formerly known as ML RESOURCES, INC.

By:	/s/ Scott Wallace

Name:	Scott Wallace

Title:	President, CEO

LENDER:

AMERICAN AGCREDIT, PCA,

a federal production credit association

By:	/s/ Janice T. Thede

Title:	Vice President